UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 28, 2006 (November 13, 2006)

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5
EX-4.6
EX-4.7
EX-10.1
EX-99.1

Explanatory Note
     This Current Report on Form 8-K/A is being filed to (i) amend the Current Report on Form 8-K (the “Report”) filed with the Securities and Exchange Commission (the “Commission”) on November 17, 2006 by Zila, Inc. (the “Company”) and (ii) include additional disclosures by the Company, in each case as set forth below.
Item 1.01. Entry into a Material Definitive Agreement.
     Private Placement
     On November 28 and 29, 2006, the Company completed the previously announced sale of common stock, warrants and convertible notes, resulting in aggregate gross proceeds of approximately $40,000,000 (collectively, the “Private Placement”). On November 28, 2006, the Company completed the sale and issuance of $12,075,000 in aggregate principal amount of its 12% Unsecured Convertible Notes (the “Unsecured Notes”), which convert into shares of its common stock at a conversion price of $1.75 per share following receipt of approval by the Company’s shareholders of the proposals set forth in the Company’s definitive proxy statement, filed with the Commission on November 24, 2006 (the date of receipt of such approval referred to as the “Conversion Date”), warrants to purchase 1,035,000 shares of its common stock, which are exercisable starting in May 2007 for five years at an exercise price of $2.21 per share (the “Initial Warrants”), warrants to purchase 3,105,000 shares of its common stock, which are exercisable for five years at an exercise price of $2.21 per share following the Conversion Date (the “Additional Warrants”), $12,000,000 in aggregate principal amount of its 6% Senior Secured Convertible Notes (the “Secured Notes”), which are convertible into shares of the Company’s common stock following the Conversion Date, and warrants to purchase up to 1,909,091 shares of its common stock at an exercise price of $2.21 per share, which are exercisable for five years at $2.21 per share following the Conversion Date (the “Secured Note Warrants”).
     On November 29, 2006, the Company completed the sale and issuance of 9,100,000 shares of its common stock for $1.75 per share (the “Shares”) and additional Initial Warrants to purchase 4,368,000 shares of its common stock.
     The Unsecured Notes, which bear interest at a rate of 12% per annum, require quarterly interest payments until the Unsecured Notes are paid in full or converted into shares of the Company’s common stock. The Unsecured Notes contain mechanisms that adjust the conversion price and the number of shares that can be obtained upon conversion to prevent the holders thereof from having their interests diluted. In addition, the Unsecured Notes contain comprehensive covenants that, in the aggregate, restrict the way in which the Company can operate its business.
     The Secured Notes, which bear interest at a rate of 6% per annum, require quarterly interest payments until the Secured Notes are paid in full or converted into shares of the Company’s common stock. The Secured Notes convert into shares of the Company’s common stock (a) at the option of the holder, following the Conversion Date and (b) automatically if the

Company’s common stock trades above $7.00 per share for any twenty day trading period following the Conversion Date. Similar to the Unsecured Notes, the Secured Notes also contain anti-dilution protections for the holders thereof.
     The Secured Notes also contain comprehensive covenants that restrict the way in which the Company can operate, and contain special covenants that require the Company to:
•	maintain, at the end of each fiscal quarter commencing with the fiscal quarter ending January 31, 2007, an unrestricted balance of cash (including cash equivalents and excluding cash from any working capital line of credit) of not less than $4,500,000, or $10,500,000 in the event the Company’s Peridex® product line is divested;

•	maintain, for each of the fiscal quarters ending January 31, 2008 and April 30, 2008, EBITDA of at least $1, excluding certain costs associated with the development and marketing of OraTest®; provided, however, that if the Company’s Peridex® product line is divested the EBITDA target will be reduced by $1,500,000 on an annualized basis;

•	maintain, for the fiscal quarter ended July 31, 2008, GAAP net income of at least $1, excluding the certain costs associated with the development and marketing of OraTest®; provided, however that if the Company’s Peridex® product line is divested the net income target will be reduced by $1,500,000 on an annualized basis; and

•	maintain, for each fiscal quarter commencing with the fiscal quarter ending October 31, 2008, GAAP net income of at least $1.
     The Secured Notes contain a penalty interest provision such that if the Company’s shareholders do not approve of the conversion feature of the Secured Notes and the issuance of shares of common stock upon such conversion by December 31, 2006, interest will become due and payable at 15% per annum and the holders of the Secured Notes may also declare a default on the Secured Notes and accelerate the entire principal amount outstanding, together with accrued but unpaid interest.
     The Secured Notes also require that the Company separate the offices of Chairman of the Board and Chief Executive Officer, appoint a new Chairman of the Board on or prior to August 1, 2007 and appoint two new directors to the Company’s Board of Directors on or prior to August 1, 2007.
     A copy of the press release announcing the completion of the Private Placement is attached hereto as Exhibit 99.1, and the forms of the Unsecured Notes, Secured Notes, Initial Warrants, Additional Warrants and Secured Note Warrants are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, all of which are incorporated herein by this reference.
     Registration Rights Agreements
     On November 28, 2006, the Company entered into a registration rights agreement with the purchasers of the Shares, Initial Warrants, Unsecured Notes and Additional Warrants

(the “Share and Unsecured Note Registration Rights Agreement”), pursuant to which the Company has agreed to file two separate registration statements with the Commission covering the Shares and shares of common stock issuable upon exercise of the Initial Warrants and Additional Warrants and upon conversion of the Unsecured Notes. The Company is obligated to use commercially reasonable efforts to file the first registration statement, which will cover the Shares and shares of common stock issuable upon exercise of the Initial Warrants (the “Share Registration Statement”), within 30 days of the closing of the Private Placement, and to cause the Share Registration Statement to become effective at the earlier of five days following receipt by the Company of notice that the Share Registration Statement will not be reviewed by the Commission and 90 days following the closing of the Private Placement (or 120 days following such date if the Commission reviews the Share Registration Statement).
     The Company is obligated to use commercially reasonable efforts to file the second registration statement, which will cover shares of common stock issuable upon exercise of the Additional Warrants and conversion of the Unsecured Notes (the “Unsecured Note Registration Statement”), within 30 days following the Conversion Date, and to cause the Unsecured Note Registration Statement to become effective at the earlier of five days following receipt by the Company of notice that the Unsecured Note Registration Statement will not be reviewed by the Commission and 90 days following the Conversion Date (or 120 days following such date if the Commission reviews the Unsecured Note Registration Statement).
     The Company is obligated to use its reasonable efforts to maintain the effectiveness of the Share Registration Statement and the Unsecured Note Registration Statement until the earlier of the date on which all securities covered by such registration statements have been sold and the date on which such securities can be sold pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the “Securities Act”).
     The Company will become obligated to pay liquidated damages equal to 1% of the aggregate amount invested in the Shares, Unsecured Notes, Initial Warrants and Additional Warrants if it fails to file the Share Registration Statement or Unsecured Note Registration Statement, as applicable, within the timeframes described above, and will incur additional damages equal to 1% of the aggregate amount invested in the Shares, Unsecured Notes, Initial Warrants and Additional Warrants if it fails to cause the Share Registration Statement or Unsecured Note Registration Statement, as applicable, to become effective within the timeframes described above. The Share and Unsecured Note Registration Rights Agreement is attached hereto as Exhibit 4.6 and is incorporated herein by this reference.
     On November 28, 2006, the Company entered into a registration rights agreement with the purchasers of the Secured Notes and the Secured Note Warrants (the “Secured Note Registration Rights Agreement”), pursuant to which the Company has agreed to use its commercially reasonable efforts to file a registration statement covering the shares of common stock that are issuable upon exercise of the Secured Note Warrants and the conversion of the Secured Notes (the “Secured Note Registration Statement”) with the Commission within 30 days following the Conversion Date, and to cause such registration statement to become effective at the earlier of five days following receipt by the Company of notice that the Secured Note Registration Statement will not be reviewed by the Commission and 90 days following the

Conversion Date (or 120 days following such date if the Commission reviews the Secured Note Registration Statement). The Company is obligated to use its reasonable efforts to maintain the effectiveness of the Secured Note Registration Statement until the earlier of the date on which all securities covered by such the Secured Note Registration Statement have been sold and the date on which such securities can be sold pursuant to Rule 144(k) under the Securities Act.
     The Company will become obligated to pay liquidated damages equal to 1% of the aggregate amount invested in the Secured Notes and Secured Note Warrants if it fails to file the Secured Note Registration Statement within the timeframe described above, and will incur additional damages equal to 1% of the aggregate amount invested in the Secured Notes and Secured Note Warrants if it fails to cause the Secured Note Registration Statement to become effective within the timeframe described above. The Secured Note Registration Rights Agreement is attached hereto as Exhibit 4.7 and is incorporated herein by this reference.
     Pledge and Security Agreement
     On November 28, 2006, the Company and certain of its subsidiaries also entered into a Pledge and Security Agreement (the “Pledge Agreement”) with Balyasny Asset Management, L.P., as collateral agent, and the investors of the Secured Notes and Secured Note Warrants, pursuant to which holders of the Secured Notes will retain a security interest in the tangible and intangible personal property of the Company and each of its subsidiaries, whether now owned or existing, or thereafter acquired, created or arising, and all proceeds and products thereof or income therefrom. The Pledge Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On November 13, 2006, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Zila Merger, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Professional Dental Technologies, Inc. (“Pro-Dentec”) and certain stockholders of Pro-Dentec setting forth the terms and conditions of the merger of Merger Sub with and into Pro-Dentec, with Pro-Dentec surviving as a wholly-owned subsidiary of the Company (the “Merger”). The Merger Agreement was filed with the Report. On November 28, 2006, the Company completed the Merger.
     Pro-Dentec, formerly a privately-held dental products company, will remain headquartered in Arkansas. The cash purchase price paid for Pro-Dentec was approximately $34 million. Pursuant to the terms of the Merger Agreement, each stockholder of Pro-Dentec received, in exchange for each share of common stock, par value $100 per share, of Pro-Dentec, an amount in cash, without interest, equal to $26,064.03 per share, less an amount equal to $1,034.90 which was held back at the closing of the Merger for the payment of certain transaction expenses. To the extent that the aggregate amount of merger consideration held back exceeds the amounts required to pay such transaction expenses, the excess will be distributed to the stockholders of Pro-Dentec on a pro rata basis.

     The Company will file with the Commission the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act within 71 days of the date this current report on Form 8-K/A is filed with the Commission.
     A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information regarding the Unsecured Notes and Secured Notes set forth in Item 1.01 above and in the Report is incorporated into this Item 2.03 by this reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The information regarding the Private Placement set forth in Item 1.01 above and in the Report is incorporated into this Item 3.02 by this reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

4.1	Form of 12% Unsecured Note due May 2007

4.2	Form of 6% Senior Secured Note due November 2009

4.3	Form of Initial Warrant

4.4	Form of Additional Warrant

4.5	Form of Secured Note Warrant

4.6	Registration Rights Agreement for the Shares, Unsecured Notes, Initial Warrants and Additional Warrants, dated November 28, 2006, by and among Zila, Inc. and the investor parties thereto

4.7	Registration Rights Agreement for the Secured Notes and Secured Note Warrants, dated November 28, 2006, by and among Zila, Inc. and the investor parties thereto

Exhibit
Number	Description

10.1	Pledge and Security Agreement, dated November 28, 2006, by and among Zila, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Technical, Inc., Zila Limited, Balyasny Asset Management, L.P. and the investor parties thereto

99.1	Press Release, dated November 29, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 4, 2006

ZILA, INC.

/s/	Gary V. Klinefelter

By:	Gary V. Klinefelter
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

4.1	Form of 12% Unsecured Note due May 2007

4.2	Form of 6% Senior Secured Note due November 2009

4.3	Form of Initial Warrant

4.4	Form of Additional Warrant

4.5	Form of Secured Note Warrant

4.6	Registration Rights Agreement for the Shares, Unsecured Notes, Initial Warrants and Additional Warrants, dated November 28, 2006, by and among Zila, Inc. and the investor parties thereto

4.7	Registration Rights Agreement for the Secured Notes and Secured Note Warrants, dated November 28, 2006, by and among Zila, Inc. and the investor parties thereto

10.1	Pledge and Security Agreement, dated November 28, 2006, by and among Zila, Inc., Zila Biotechnology, Inc., Zila Pharmaceuticals, Inc., Zila Technical, Inc., Zila Limited, Balyasny Asset Management, L.P. and the investor parties thereto

99.1	Press Release, dated November 29, 2006